UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2021

CATHAY GENERAL BANCORP
(Exact name of registrant as specified in its charter)

Delaware	001-31830	95-4274680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 North Broadway, Los Angeles, California        90012
(Address of principal executive offices)           (Zip Code)

Registrant’s telephone number, including area code: (213) 625-4700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	CATY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 17, 2021, Cathay General Bancorp (the “Company”) held its Annual Meeting of Stockholders at which the stockholders voted upon (i) the election of four Class I directors to serve until the 2024 annual meeting of stockholders and one Class II director to serve until the 2022 annual meeting of stockholders, and their successors have been elected and qualified, (ii) an advisory (non-binding) resolution to approve the Company’s executive compensation disclosed in the proxy statement, and (iii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year.

The stockholders elected all four Class I director nominees and one Class II director nominee, approved the advisory (non-binding) resolution to approve the Company’s executive compensation disclosed in the proxy statement, and ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year. On the record date of April 1, 2021, there were 79,597,097 shares of the Company’s common stock issued and outstanding and entitled to vote at the annual meeting. The number of votes cast for and against, as well as the number of abstentions and broker non-votes as to each such matter voted upon, as applicable, are set forth below.

Election of Directors

Nominee	Class	For	Against	Abstain	Broker Non-Votes
Jane Jelenko	I	54,431,839	6,068,850	53,886	6,701,992
Anthony M. Tang	I	56,064,223	4,418,283	72,069	6,701,992
Shally Wang	I	60,180,092	126,640	247,843	6,701,992
Peter Wu	I	55,805,157	4,513,394	236,024	6,701,992
Chang M. Liu	II	59,830,832	672,546	51,197	6,701,992

Advisory (Non-Binding) Vote to Approve Our Executive Compensation

For	Against	Abstain	Broker Non-Votes
57,788,773	2,572,166	193,636	6,701,992

Proposal to Ratify the Appointment of KPMG LLP as Our Independent Registered Public Accounting Firm for the 2021 Fiscal Year

For	Against	Abstain	Broker Non-Votes
66,020,253	1,168,418	67,896	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 18, 2021
CATHAY GENERAL BANCORP

By:	/s/ Heng W. Chen
Heng W. Chen
Executive Vice President and
Chief Financial Officer